SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 1998



                                 AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21914


       Colorado                                          84-1022287
 ----------------------                      ----------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)


                  621 17th Street, Suite 1730, Denver, CO 80202
               ---------------------------------------------------
              (Address of principle executive offices and zip code)


                                 (303) 297-8686
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              (Registrant's telephone number, including area code)









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                                    Form 8-K
                                    --------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Item 1.    Changes in Control of Registrant.
                    See Item 5 below

Item 2.    Acquisition or Disposition of Assets.
                    Not Applicable

Item 3.    Bankruptcy or Receivership.
                    Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant.
                    Not Applicable

Item 5.    Other Events.
                    On April 16, 1998 the Company formally accepted the resignation of director James C. McGill, of Tulsa, Oklahoma. Mr. McGill's resignation as a member of the Company's Board of Directors was received on April 6, 1998 and finalized on April 16, 1998.

                    On April 16, 1998, the Company nominated AGTsports, Inc. Secretary and Treasurer, Mr. Cory J. Coppage, of Denver, Colorado, to serve as a member of the Board of Directors of the Company. Mr. Coppage will serve as as director until his formal election by the shareholders at the next annual meeting of the Company (the date of which has yet to be scheduled as of the filing date of this report).

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 16th day of April, 1998.


                                          By: /s/  Cory J. Coppage
                                             -----------------------------------
                                             Cory J. Coppage
                                             Secretary and Treasurer

Dated: April 16, 1998